U.S. TRUST

REVIEW & OUTLOOK

EXCELSIOR BUYOUT INVESTORS, LLC

THIRD QUARTER 2004

EXECUTIVE SUMMARY

We are pleased to report that, as of September 30, the Excelsior Buyout Investors Fund, LLC (the “Fund”) has experienced a year-to-date NAV increase of over 11.4% (or $1,113.75 per $1000 unit). Approximately 8% of that increase will be returned to investors in the form of a cash distribution in December 2004. The Fund closed on April 16, 2004, launching operations with $64 million in total capital.

PORTFOLIO OVERVIEW:

As of September 30, 2004, the Fund’s portfolio construction was nearly complete. The Fund was comprised of 10 limited partnership interests, diversified as follows: 73.4% domestic buyouts, 15.7% European buyout funds; and 10.9% allocated to funds engaged in distressed investing.

The Fund’s investments are diversified across three vintage years: 2001, 2002, and 2004, with approximately 80% of the portfolio representing funds that closed in 2001 and 2002. The remaining 20% was allocated to funds that closed in 2004. The Portfolio had 48.7% of its commitments already drawn down as of September 30, 2004.

Subsequent to the quarter end, the Fund completed due diligence and closed on a commitment to Lincolnshire Equity Fund III, L.P. (“Lincolnshire”) in the amount of $4.8 million. Lincolnshire is a $345 million U.S. buyout fund which focuses on control-oriented investments in small- and middle-market companies predominantly in the manufacturing and services sectors.

FUND OVERVIEW:

The Fund’s investment objective is to achieve long-term capital appreciation (current income is not an objective). The Fund seeks to achieve its objective by principally investing in a portfolio of 10 pre-existing, leading buyout-focused funds that were identified and selected by the Investment Advisor prior to the Fund’s close.

Risk Considerations

(1)	The information and views contained in this commentary are as of the date specified, are subject to change and should not be construed as an offer to buy interests in any fund. These comments are not necessarily representative of the opinions and views of other portfolio managers or of the firm as a whole.

(2)	Portfolio information for Excelsior Buyout Investors, LLC is based on information provided to U.S. Trust Company, N.A. by the underlying fund managers. The information presented may contain figures estimated by the underlying manager which, if subsequently revised by the underlying manager, may change the Fund’s returns.

(3)	U.S. Trust Company, N.A. is a subsidiary of the U.S. Trust Corporation, which is a wholly-owned subsidiary of The Charles Schwab Corporation.

(4)	AIG Global Investment Group (“AIGGIG” or “AIG Global Investment Group”), comprises a group of international investment adviser companies which provide advice, investment products and asset management services to clients around the world. Services will be provided by one or more investment management subsidiaries of American International Group, Inc.

(5)	Alternative investments are intended for qualified investors only and are sold through an offering memorandum, which contains more complete information regarding risks, fees and expenses and should be read carefully before investing. Alternative investments, including private equity funds, provide limited liquidity and include, among other things, the risks inherent in investing in securities and derivatives, using leverage and engaging in short sales. An investment in an alternative investment fund is speculative and should not constitute a complete investment program.

(6)	Additional information is available upon request.

(7)	The information and views contained in this commentary are as of the date noted, are for informational purposes only and do not contend to address the financial objectives, situation or specific needs of any individual investor. Holdings are subject to change at any time. There may be additional risks associated with international investments involving foreign, economic, political, monetary and or legal factors.

(8)	Past performance is no guarantee of future results.

I, Doug Lindgren, on behalf of the U.S. Trust Alternative Investments Division, certify that: the views expressed in these materials accurately reflect our personal views about the subject securities and issuers and that no part of our compensation was, is or will be related to the specific recommendations or views contained in these materials.

Fund Developments: Third Quarter 2004

FUND PERFORMANCE

Year-to-date, through the end of September 2004, the Fund has experienced a year to date NAV increase of over 11.4% (or $1,113.75 per $1000 unit). The strong performance stemmed from an increase in the Fund’s total value relative to its cost basis (or Capital Invested) as of 9/30. Increases were seen in seven of the Fund’s 10 investments, partially offset by decreases in 2 of the Fund’s holdings. Please see Figure 1 for more information. For a more detailed Schedule of Net Asset Value on the Fund’s holdings, please see page 7.

Figure 1: Fund Investment Review (as of 9/30/04)*

Fund	Capital Invested	Total Value (9/30/04)
2003 Riverside Cap. Appr’n Fund	$0.8M	$0.8M
Advent Global Private Equity IV	$3.3M	$4.2M
Berkshire Fund VI	$1.7M	$2.6M
Blue Point Capital Partners	$3.4M	$3.0M
Blum Strategic Partners II	$8.0M	$11.1M
Catterton Partners V	$0.7M	$0.5M
Charlesbank Equity Fund V	$3.9M	$4.6M
Electra European Fund	$2.8M	$3.8M
MatlinPatterson Global Opportunities	$4.4M	$5.6M
OCM Principal Opportunities Fund II	$2.0M	$3.3M
TOTAL	$31.0M	$39.5M

*	Total value includes cumulative distributions through the end of the third quarter.

Several funds had notable increases in value for the period, as outlined below. 2003 Riverside Capital Appreciation Fund, L.P. (“Riverside”) increased by 19.2% since the end of the second quarter. Advent Global Private Equity Fund IV’s (“Advent”) value increased 15.6% over the third quarter. Finally, and most noteworthy, Catterton Partners V, L.P. (“Catterton”) increased 41.1% between June 30, 2004 and September 30, 2004. The increases are primarily attributable to positive performance of the Fund’s portfolio companies. Riverside and Catterton each hold 5.8% of the Fund’s portfolio, while Advent represents 7.7% of the Fund’s portfolio.

PORTFOLIO ACTIVITY

The Fund drew down $1.9 million from 7 of its 10 underlying managers during the quarter, signaling that the underlying managers were actively investing more money and that the Fund’s investment activities are progressing. As of September 30, 2004, the Fund was 48.7% drawn down, leaving 51.3% of the portfolio unfunded.

Last quarter, the Fund reported that it would make one more future commitment to an underlying manager. We have completed our last stage of due diligence and have closed on a commitment to this additional underlying manager—Lincolnshire—which brings the total number of underlying managers in the Fund to eleven.

During the third quarter, the Fund received distributions totaling $4.8 million from five underlying funds, as detailed below in Figure 2.

DISTRIBUTIONS

Subsequent to the end of the third quarter, on December 9, 2004, the Fund made a distribution of approximately $80.00 per unit of membership interest.

Figure 2: Realized Proceeds Review (as of 9/30/04)

Portfolio Company	Date	Amount		Source of Distribution
Blum Strategic Partners II	07/01/04 9/21/04	$ $	1.36M 1.01M	Secondary offering of two fund holdings Realized proceeds from various fund holdings
MatlinPatterson Global Opportunities	08/04/04 08/18/04 09/29/04	$ $ $	.563M .471M .298M	Realized proceeds from various fund holdings Realized proceeds from various fund holdings Proceeds from common stock sales
Advent Global Private Equity IV	08/13/04		$.100M	Return of capital from fund holding
Electra European Fund	08/19/04		$.764M	Realized proceeds from sale of fund holding
Berkshire Fund VI	08/19/04		$.287M	Dividend/interest income from various holdings
TOTAL			$4.8 M

U.S. MARKET OVERVIEW*

The financing market has been particularly generous in the third quarter and 2004 as a whole, which has benefited those who have had money invested for some time. Collectively and individually, buyout firms have been able to refinance, free-up cash for distributions and borrow more cheaply. The private equity buying trends we have seen this year are creating more liquidity for middle-market funds, as larger buyout firms are purchasing once smaller companies that have had their values boosted by smaller buyout firms.

During the third quarter, leveraged buyout financing activity increased to $16 billion (the highest quarterly rise since 1997). Sponsors achieved leverage levels unseen since 1999, as debt-to-EBITDA ratios for transactions increased to 4.9x, compared to 4.5x during the second quarter of 2004. Furthermore, the third quarter of 2004 produced $29 billion in loans to finance mergers, the highest volume since the second quarter of 2000 as well as a nearly 40% increase over the second quarter of 2004.

Year-to-date, through September 30, 2004, there has been a marked increase in LBO loan volume and financing activity, signaling robust demand for these types of investments. For the first three quarters of 2004, leveraged buyout loan volume increased 53%, totaling approximately $190 billion, compared to $123 billion over the same period in 2003. As of September 30, 2004, $89.3 billion of leveraged buyout deals had been completed. By comparison, deal values for all of 2003 equaled $94.6 billion.

This quarter’s deals did not seem be focused squarely on any particular sectors, however, the chemical, healthcare, and satellite sectors were fairly popular with buyout shops in 2004, and more shops have been re-entering the telecom and technology spaces over the past several months. Other trends that we have seen continue this quarter include: 1) the increased use of recapitalization transactions by many buyout funds. Recapitalizing provides interim liquidity for fund investors. 2) the continued strong use of “club” deals in many of the larger transactions in an attempt to reduce bidding competition and costs/risk for new investments.

A notable event during the second and third quarters of 2004 was the collapse of fundraising for publicly-traded Business Development Corporations (BDCs) that were trendy early in 2004. These vehicles—envisioned to be mezzanine lenders—were given a lift in April 2004, when Apollo Investment was able to float a $930 million vehicle. In the following months, thirteen other private equity players filed to go public, however, the alarm sounded when The Blackstone Group pulled the IPO for its $650 million fund in July after concerns over high embedded fees and investors’ worries about surplus capital caused by the backlog of offerings ready to go public.

EUROPEAN MARKET OVERVIEW

The European market has displayed generally good conditions on both the acquisition and exit sides. Activity level has grown substantially over the past several years. While the European economy may look somewhat flat, there remain many opportunities. We expect that our managers will be focused on uncovering, growing and profiting from these opportunities. The Fund currently holds two investments with European managers, which total 14.5% of its portfolio holdings.

OUTLOOK

We expect middle-market M&A activity to remain at current levels through the rest of 2004 and into 2005. Our expectation is based on the fact that there is intense competition amongst buyers, which may raise multiples further. That, coupled with better access to financing, should give rise to increased amounts of mergers and acquisitions.

With approximately 60 funds of $1 billion or more, it is a good bet that 2004 will finish as one of the better years for buyout fundraising since the early 1990s. Several factors signal a continued strong buyout fundraising environment for the remainder of 2004, including large distributions from many funds, the expiration and/or full investment of 1999 and 2000 vintage funds, and a more aggressive posture taken by investors with respect to private equity deployments.

We appreciate your participation in the Excelsior Buyout Investors, LLC Fund.

Sources: Bank of America, National Venture Capital Association.

REVIEW OF CURRENT UNDERLYING MANAGERS

AS OF SEPTEMBER 30, 2004

U.S. BUYOUT FUNDS

BERKSHIRE PARTNERS VI, L.P.

Fund Size: $1.7 B	Date Closed: 10/01
Allocation: 19.5%	Percent Drawn: 14.0%

Investment Strategy: U.S. Buyouts

•	U.S. middle market growth companies with strong management teams

•	Broad industry focus including: growth manufacturing, retailing, business services, transportation/logistics, and telecomm

BLUE POINT CAPITAL PARTNERS, L.P.

Fund Size: $311 MM	Date Closed: 07/02
Allocation: 8.8%	Percent Drawn: 61.4%

Investment Strategy: U.S. Buyouts

•	U.S. small and middle market companies

•	Geographic focus on the Midwest, Northwest and Southeast

•	Concentration on manufacturing, distribution and services sectors

BLUM STRATEGIC PARTNERS II, L.P.

Fund Size: $931 MM	Date Closed: 10/02
Allocation: 14.8%	Percent Drawn: 85.3%

Investment Strategy: U.S. Buyouts

•	Value oriented investment strategy

•	Build strategic block positions by investing in small and mid-cap companies in the public markets and then force catalyst for value creation

•	Supplement strategy with participation in PIPEs and private control investments

•	Opportunistic; no industry concentration

CATTERTON PARTNERS V, L.P.

Fund Size: $650MM	Date Closed: 01/04
Allocation: 5.8%	Percent Drawn: 17.9%

Investment Strategy: U.S. Buyouts

•	Focused on consumer industry: food and beverage, consumer brands, retail and marketing services

•	70/30 split between control and growth investments

CHARLESBANK EQUITY FUND V, L.P.

Fund Size: $512 MM	Date Closed: 03/01
Allocation: 13.2%	Percent Drawn: 46.0%

Investment Strategy: U.S. Buyouts

•	U.S. middle market companies with strong management teams

•	Broad industry focus including: manufacturing, distribution, financial services, communications, energy, healthcare, consumer products, business services, transportation/logistics, and telecomm

THE 2003 RIVERSIDE CAPITAL APPRECIATION FUND, L.P.

Fund Size: $750 MM	Date Closed: 02/04
Allocation: 5.8%	Percent Drawn: 22.5%

Investment Strategy: U.S. Buyouts

•	Specialize in lower middle-market companies

•	Focus on small industries or niches

•	Buy and build strategy, targeting platform companies that are industry leaders

DISTRESSED FUNDS

OCM PRINCIPAL OPPORTUNITIES FUND II, L.P.

Fund Size: $1.3 B	Date Closed: 09/01
Allocation: 3.2%	Percent Drawn: 100%

Investment Strategy: Distressed Debt

•	Target undervalued middle-market companies

•	Debt to equity strategy - Seeks control/significant minority positions through investment in distressed debt

•	Focus on telecommunications, movie exhibition, manufacturing, transportation, power infrastructure and textiles/flooring sectors

MATLINPATTERSON GLOBAL OPPORTUNITIES PARTNERS, L.P.

Fund Size: $2.2 B	Date Closed: 06/02
Allocation: 6.9%	Percent Drawn: 100%

Investment Strategy: Distressed Debt

•	Target severely discounted securities and obligations

•	Seeks influential or controlling interests through the conversion of debt to equity

EUROPEAN FUNDS

ADVENT GLOBAL PRIVATE EQUITY IV A, L.P.

Fund Size: $456 MM	Date Closed: 12/01
Allocation: 7.7%	Percent Drawn: 67.4%

Investment Strategy: European Buyouts

•	Middle market companies across Europe

•	Concentration on telecommunications, software/IT, media, specialty chemical/pharmaceutical and business services sectors

ELECTRA EUROPEAN FUND, L.P.

Fund Size: €1.0 B	Date Closed: 03/01
Allocation: 6.7%	Percent Drawn: 64.3%

Investment Strategy: European Buyouts

•	Middle-market companies primarily in UK, France and Germany

•	Concentration on business services, financial services, consumer, media and communications and industrial sectors

•	Partial focus on transactions involving turnarounds and/or restructurings

Excelsior Buyout Investors, LLC

Schedule of Net Asset Value

September 30, 2004

	Total Cost	Fair Market Value 6/30/2004	Capital Invested/ (Realized Proceeds)	Value Change	Fair Market Value 9/30/2004	Comments
Limited Partnerships
2003 Riverside Capital Appreciation Fund, L.P.	828,081	629,099	164,924	(15,543)	778,480	Adjusted 9/30/04 GP Fair Market Value *
Advent Global Private Equity IV - A, L.P.	3,215,331	3,421,085	—	631,378	4,052,463	Adjusted 9/30/04 GP Fair Market Value *
Berkshire Fund VI, L.P.	1,451,070	2,141,634	(231,566)	379,300	2,289,368	Adjusted 9/30/04 GP Fair Market Value *
Blue Point Capital Partners, L.P.	3,427,565	2,965,074	92,478	(8,364)	3,049,188	Adjusted 9/30/04 GP Fair Market Value *
Blum Strategic Partners II, L.P.	5,636,817	9,048,793	(1,055,293)	759,233	8,752,733	Adjusted 9/30/04 GP Fair Market Value *
Catterton Partners V, L.P.	659,439	312,816	138,620	79,392	530,828	Adjusted 9/30/04 GP Fair Market Value *
Charlesbank Equity Fund V, L.P.	3,871,927	4,793,214	—	(192,678)	4,600,536	Adjusted 6/30/04 GP Fair Market Value *
Electra European Fund, L.P.	1,992,389	3,393,806	(687,865)	312,751	3,018,691	Adjusted 6/30/04 GP Fair Market Value *
Matlin Patterson Global Opportunities Partners, L.P.	3,040,173	5,373,817	(1,332,762)	243,561	4,284,616	Adjusted 9/30/04 GP Fair Market Value *
OCM Principal Opportunities Fund II, L.P.	2,036,179	3,282,240	—	(14,536)	3,267,704	Adjusted 9/30/04 GP Fair Market Value *

Total Investments	26,158,970	35,361,577	(2,911,463)	2,174,494	34,624,607

Cash & Equivalents		34,557,993	2,911,463	(28,887)	37,440,569
Other Net Assets/(Liabilities)		(526,819)		(241,501)	(768,320)
Total Net Assets		69,392,751		1,904,105	71,296,856

Units of Membership Interest Outstanding		64,015		64,015	64,015
Net Asset Value per Share		$1,084.01		$29.74	$1,113.75	2.7% Q/Q Change

		Actual			Actual

*	Adjusted for changes in public stock prices in the portfolio, as well as capital calls and distributions made, since the last valuation statement received

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